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                                                                    Exhibit 99

                   MONTHLY SERVICERS CERTIFICATE
                    SERVICER:  NATIONSBANK, N.A.
                   NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A. NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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Collection Period	                                                   			Sep-97
Determination Date			                                                 	10/7/97
Deposit Date	                                                      			10/14/97
Distribution Date		                                                 		10/15/97

Pool Balance on the close of the last day of the preceding
  Collection Period			                                         	359,122,612.28
Less:	Principal Collections                                   			20,680,689.98
     	Purchase Amount allocable to Principal	                           		0.00
    	 Realized Losses 			                                           739,001.15
                                                             -----------------
Pool Balance on the close of the last day of the Collection
  Period 				                                                   337,702,921.15
                                                             =================
Original Pool Balance			                                     	1,066,816,806.33
Pool Factor                                                      				31.65519%

Class A Certificate Balance
	     Beginning Class A Certificate Balance                  			348,348,933.92
     	Class A Principal Distribution to Class A Distribution
        Account			                                               20,777,100.40
                                                             -----------------
     	Ending Class A Certificate Balance                     			327,571,833.52
Original Class A Certificate Balance		                      		1,034,812,302.14
Class A Pool Factor                                              				31.65519%

Class B Certificate Balance
     	Beginning Class B Certificate Balance	                   		10,773,678.36
     	Class B Principal Distribution to Class B Distribution
        Account			                                                  642,590.73
                                                             -----------------
     	Ending Class B Certificate Balance	                      		10,131,087.63
Original Class B Certificate Balance                         				32,004,504.19
Class B Pool Factor 	                                             			31.65519%

Class A Pass-Through Rate		                                          		5.8500%
Class B Pass-Through Rate	                                          			6.0000%

Class A Percentage			                                                	97.0000%
Class B Percentage		                                                 		3.0000%

Available Interest
     	Collections and Liquidation Proceeds allocable to
        interest	                                               		3,385,313.86
     	Recoveries		                                                 	111,528.40
     	Purchase Amount allocable to Interest		                            	0.00
                                                             -----------------
         		Total Interest Collections                           		3,496,842.26
     	Advances for the related Distribution Date		                 	444,561.32
     	Less:  Outstanding Advances to be reimbursed	               		686,840.83
                                                             -----------------
         		Total Available Interest                             		3,254,562.75

Available Principal
     	Collections and Liquidation Proceeds allocable to
        Principal                                             			20,680,689.98
     	Purchase Amount allocable to Principal	                           		0.00
                                                             -----------------
         		Total Available Principal	                           	20,680,689.98

Deposit to Certificate Account
      Available Interest		                                       	3,254,562.75
     	Available Principal	                                     		20,680,689.98
     	Withdrawal from Reserve Account	                                  		0.00
     	Less:  Basic Servicing Fee to be withheld from
               Collections		                                       	299,268.84
                                                             -----------------
           		Net Deposit to Certificate Account                		23,635,983.89

Class A Interest Distribution
     	Class A Monthly Interest                                 			1,698,201.05
     	Class A Interest Carryover Shortfall	                             		0.00
                                                             -----------------
         		Total	                                                	1,698,201.05

Class B Interest Distribution
     	Class B Monthly Interest                                    			53,868.39
     	Class B Interest Carryover Shortfall			                             0.00
                                                             -----------------
         		Total                                                   		53,868.39

Class A Principal Distribution
     	Class A Monthly Principal		                               	20,777,100.40
     	Class A Principal Carryover Shortfall from the preceding
        Distribution Date                                              			0.00
                                                             -----------------
         		Total	                                               	20,777,100.40

Class B Principal Distribution
     	Class B Monthly Principal		                                  	642,590.73
     	Class B Principal Carryover Shortfall from the
        preceding Distribution Date			                                    0.00
                                                             -----------------
         		Total	                                                  	642,590.73

Basic Servicing Fee (inc. unpaid amount from prior periods)     				299,268.84

Distributions to the extent of Available Interest and
  Available Reserve Amount	(and Class B Percentage of
  Available Principal with respect to Class A Interest
  Distribution)
     	Unpaid Basic Servicing Fee to Servicer	                     		299,268.84
     	Class A Interest Distribution to Class A Distribution
        Account		                                                	1,698,201.05
     	Class B Interest Distribution to Class B Distribution
        Account	                                                   		53,868.39

Distributions of Available Principal, Remaining Available
  Interest and Remaining Available Reserve Amount
     	Class A Principal Distribution to Class A Distribution
        Account                                               			20,777,100.40
     	Class B Principal Distribution to Class B Distribution
        Account	                                                  		642,590.73
     	To Reserve Account up to Specified Reserve Account
        Balance	                                                  		464,223.32
     	Any Remaining Amounts to Sellers	                                 		0.00


Specified Reserve Account Balance
	    Greater of:
    	(a) Reserve percentage applicable	                                		5.00%
	        Pool Balance on last day of Collection Period times
           reserve percentage applicable		                      	16,885,146.06
    	(b) Lesser of: Deposit from Available Interest and
           Available Principal
         	(i)  floor amount stated or	          	                13,335,210.08
        		(ii) Pool Balance on last day of Collection Period
       		      plus interest through Scheduled Distribution
               Date	                                           	446,275,835.13
    	Specified Reserve Account Balance		                        	16,885,146.06

Reserve Account
     	Beginning Balance		                                       	15,585,322.11
     	Deposit from Available Interest and Available Principal    			464,223.32
     	Investment Earnings		                                         	60,820.59
     	Less:  Withdrawal from Reserve Account and deposit to
             Certificate Account to cover:
               		Accrued and unpaid Basic Servicing Fees                		0.00
               		Amounts to be distributed to Certificateholders'       		0.00
               		Reimb. to Servicer for Outstanding Advances
                   associated with Defaulted Accounts	              	36,495.36
     	Less:  Withdrawal by Sellers of Excess of Reserve Account
               Balance Over Specified Reserve Account Balance		          	0.00
     	Less:  Withdrawal of Investment Earnings by Servicer	        		60,820.59
                                                             -----------------
     	Ending Balance		                                          	16,013,050.07
				                                                         =================

Available Reserve Account Balance			                            	15,585,322.11

Realized Losses	                                                 			739,001.15
Net Loss Ratio (annualized)
	     For the current Collection Period                               			2.16%
     	For the preceding Collection Period                             			2.36%
     	For the second preceding Collection Period		                      	1.28%
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)	                                   			1.93%

Delinquency Analysis
	     Number of Loans
		               30 to 59 days past due 	                               	1,289
            		   60 to 89 days past due                                  		265
            		   90 or more days past due                                		238
                                                             -----------------
          	Total	                                                       	1,792

	     Principal Balance
            		   30 to 59 days past due 	                       	10,410,000.67
            		   60 to 89 days past due 	                        	2,065,748.67
            		   90 or more days past due 	                      	2,019,227.61
                                                             -----------------
         		Total                                               		14,494,976.95

Delinquency Ratio
     	For the current Collection Period	                               		1.21%
     	For the preceding Collection Period	                             		1.17%
     	For the second preceding Collection Period		                      	1.13%
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)	                                   			1.17%

Collateral Repossessed and Held by the Trust
     	Number	                                                            		146
     	Principal Balance	                                        		1,276,475.80

Weighted Average Computations
     	Weighted Average Coupon	                                     		10.56830%
     	Weighted Average Original Term                                  			60.60
     	Weighted Average Remaining Term	                                 		29.88

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